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                                                                    Exhibit 32.1

                                CERTIFICATION OF

                           CHIEF EXECUTIVE OFFICER AND

                             CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the accompanying Annual report on Form 10-KSB of AP Henderson Group, Inc.. for the fiscal year ended December 31, 2003, I, Richard Henry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:


         (1) the Annual Report on Form 10-KSB of AP Henderson Group, Inc.. for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


        (2) the information contained in the Annual Report on Form 10-KSB for the year ended December 31, 2003, fairly presents in all material respects, the financial condition and results of operations of AP Henderson Group, Inc..



By:      /s/ Richard Henry
         --------------------------

Name:    Richard Henry


Title:   Chief Executive Officer

         Principal Financial Officer


Date:    May 14, 2004